SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

Partners Financial Corporation

(Exact name of registrant as specified in its charter)

Florida	333-120068	20-1566911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3021 Airport-Pulling Road North, Naples, Florida	34105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (239) 434-2069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01 Other Events

Partners Bank announced today at a meeting of the employees of the Bank that Michael D. Surgen and Robert Van Horn are withdrawing their application with the Office of Thrift Supervision to become the permanent president/chief executive officer and chief lending officer, respectively, of the Bank. Both will continue to serve in those positions on an interim basis while the Bank seeks permanent management. A similar announcement, in the form of the letter attached hereto as Exhibit 99.1, will be mailed to the shareholders of Partners Financial Corporation, the holding company of the Bank, on Monday, May 7, 2007.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Shareholder Letter dated May 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS FINANCIAL CORPORATION
(Registrant)

/S/ Charles T. DeBilio
Charles T. DeBilio
Executive Vice President and Chief Financial Officer

Date: May 3, 2007